Exhibit 10.6

FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT AND GUARANTY

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT AND GUARANTY (this “Amendment”), dated as of April 13, 2020, by and among VIANT TECHNOLOGY LLC, a Delaware limited liability company (“Viant Tech”), VIANT US LLC, a Delaware limited liability company (“Viant US”), ADELPHIC LLC, a Delaware limited liability company (“Adelphic”), MYSPACE LLC, a Delaware limited liability company (“Myspace” and, together with Viant Tech, Viant US and Adelphic the “Borrowers”, and each a “Borrower”), the Persons which are party to the Credit Agreement as lenders (collectively, the “Lenders” and each individually a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, the “Agent”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A. The Lenders, the Agent and the Borrowers have previously entered into that certain Revolving Credit and Security Agreement and Guaranty, dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower.

B. The Borrowers have requested that Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein.

C. The Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or any Other Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Credit Agreement.

(a) The following definitions are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:

“CARES Act” shall mean (i) the Coronavirus Aid, Relief, and Economic Security Act, as in effect from time to time or (ii) any laws, orders, rulings, regulations or guidelines issued or enacted by a Governmental Body in order to provide assistance in connection with COVID-19.

“COVID-19 Assistance” shall mean any (i) loan, advance, guarantee, or other extension of credit, credit enhancement or credit support, or equity purchase or capital contribution, waiver or forgiveness of any obligation, or any other kind of financial assistance, provided by, or on behalf of, a Governmental Body pursuant to the CARES Act or (ii) Indebtedness, reimbursement obligation or other liability of any nature owed to, or on account of, or for the benefit of, a Governmental Body, in each case, in connection with COVID-19 or pursuant to the CARES Act.

“SBA” means the Small Business Act of 1953, as in effect from time to time.

“SBA PPP Loan” shall mean any loan obtained pursuant to pursuant to Section 7(a) of the SBA and the CARES Act.

“SBA PPP Loan Date” shall mean the date on which the Borrowers receive the proceeds of the SBA PPP Loan.

(b) Section 1.2 of the Credit Agreement is hereby amended by amending the defined term “Permitted Indebtedness” set forth therein to: (i) delete the word “and” at the end of clause (k) thereof, (ii) change the “.” at the end of clause (l) thereof to “; and” and add the following as clause (m) thereof:

(m) unsecured Indebtedness incurred by the Borrowers in connection with an SBA PPP Loan that is not senior in payment priority to any of the Obligations; provided, that (i) the proceeds are applied solely in accordance with the permitted uses under the CARES Act, (ii) the aggregate principal amount may not exceed $6,035,300 during the term of this Agreement, and (iii) no other provision of this Agreement (other than this clause (m)) in respect of Indebtedness permitted by Section 7.8 of this Agreement may be used to incur COVID-19 Assistance.

(c) Section 4.8(h) of the Credit Agreement is hereby amended by adding the following to the end thereof:

Notwithstanding anything contained in this Agreement, the Borrowers shall maintain the proceeds of the SBA PPP Loan in a deposit account that does not sweep to apply funds deposited therein to the Obligations.

(d) Section 6.5 of the Credit Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding anything contained in this Agreement, the SBA PPP Loan (other than interest thereon, to the extent not eligible for forgiveness) shall be disregarded for purposes of calculating financial covenants set forth in Section 6.5, except that if any portion of the SBA PPP Loan is not forgiven, for purposes of calculating financial covenants set forth in Section 6.5, the unforgiven portion (a) will not be disregarded and (b) will be deemed to have been incurred as of the SBA PPP Loan Date.

(a) Article VI of the Credit Agreement is hereby amended by adding the following as Section 6.17 thereof:

6.17 COVID-19 Assistance. (a) Promptly and timely apply for (and provide any requested supplemental information related to) the forgiveness or other similar relief of any COVID-19 Assistance received under Section 1106 of the CARES Act or otherwise, as permitted by the applicable Governmental Body to submit such application to the extent satisfaction of such requirements does not otherwise cause, directly or indirectly, a Default or an Event of Default to occur, (b) give Agent prompt notice of the making of such application and provide the Agent with a copy of its application for forgiveness and all supporting documentation required by the SBA or the SBA PPP Loan lender in connection with the forgiveness of the SBA PPP Loan; and (c) maintain all records required to be submitted in connection with the forgiveness of the SBA PPP Loan.

(b) Section 9.10 of the Credit Agreement is hereby amended and restated to read as follows::

9.10 Other Reports. Furnish to Agent as soon as available, but in any event within ten (10) days after the issuance or receipt thereof, (a) copies of such financial statements, reports and returns as each Loan Party shall send to the holders of its Equity Interests, (b) copies of all material notices or other material documentation sent or received pursuant to any of the Subordinated Indebtedness Documents, and (c) copies of any filings (and any responses thereto) made under the CARES Act for COVID-19 Assistance.

(c) Clause (a) of Section 10.5 of the Credit Agreement is hereby amended and restated to read as follows::

(a) failure or neglect of any Loan Party to perform, keep or observe any term, provision, condition, covenant herein contained in Sections 4.8(h), 4.8(j), 6.2 (with respect to maintenance of existence), 6.5, 6.15 or 6.17, or in Article VII;

2. Effectiveness of this Amendment. This Amendment and each Other Document executed in connection herewith (each an “Amendment Document”) shall become effective upon the satisfaction, as determined by Agent, of the following conditions.

(a) Amendment. Agent shall have received this Amendment, fully executed by each Person contemplated to be signatory thereto in form and substance reasonably satisfactory to Agent.

(b) Representations and Warranties. The representations and warranties set forth herein must be true and correct in all material respects (or in all respects in the case of any representation and warranty which, by its terms, is qualified as to materiality) on and as of the date hereof as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date, in which case such representation and warranty shall be true and correct as of such specified date).

(c) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Agent.

3. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Authority. Such Loan Party has full power, authority and legal right to enter into the Amendment Documents to which it is a party and to perform all its respective Obligations thereunder and under the Credit Agreement (as amended hereby) and Other Documents (as amended thereby). The Amendment Documents to which it is a party have been duly executed and delivered by each Loan Party, and the Amendment Documents, together with the Credit Agreement (as amended hereby) and the Other Documents (as amended thereby) to which it is a party, constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of the Amendment Documents, together with the Credit Agreement (as amended hereby) and the Other Documents (as amended thereby), to which it is a party (i) are within such Loan Party’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Loan Party’s Organizational Documents or of any Material Contract to which such Loan Party is a party or by which such Loan Party is bound, including the Subordinated Indebtedness Documents and any Permitted Acquisition Documents, (ii) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, except as could not reasonably be expected to result in a Material Adverse Effect, (iii) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect, except such consents the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect, and (iv) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any Material Contract, including the Subordinated Indebtedness Documents and any Permitted Acquisition Documents.

(b) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement (as amended or modified hereby), the Other Documents (as amended or modified hereby) and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Amendment Documents, the Credit Agreement (as amended or modified hereby), the Other Documents (as amended or modified hereby) or any related agreement, are true and correct in all material respects (or in all respects in the case of any representation and warranty which, by its terms, is qualified as to materiality) on and as of the date hereof as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date, in which case such representation and warranty shall be true and correct as of such specified date).

(c) No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

4. Choice of Law. Each Amendment Document, and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

5. Counterparts; Facsimile Signatures. Each Amendment Document may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any such signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

6. Reference to and Effect on the Credit Agreement and Other Documents.

(a) Upon and after the effectiveness of the Amendment Documents, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to, as applicable, (i) “the Credit Agreement”, “thereof,” words of like import referring to the Credit Agreement, or (ii) any Other Document, “thereof” or words of like import referring to any Other Document, shall mean and be a reference to the Credit Agreement and such Other Documents as modified and amended by the Amendment Documents, as applicable.

(b) The execution, delivery and effectiveness of the Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under the Credit Agreement or any of the Other Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Other Documents.

(c) To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement or any Other Document, after giving effect to the Amendment Documents, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement and the Other Documents as modified or amended hereby.

7. Ratification. Except as specifically amended pursuant to the Amendment Documents, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed by each Loan Party and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties party thereto to Agent and the Lenders.

8. Estoppel. To induce Agent and the Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Credit Agreement, each Loan Party hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Loan Party as against Agent, any Lender or any other Secured Party with respect to the Obligations, the Credit Agreement or any Other Document.

10. Entire Understanding. The Amendment Documents, together with the Credit Agreement and any Other Document modified thereby, contain the entire understanding between each Loan Party, Agent and Lenders and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof. Any promises, representations, warranties or guarantees not herein or therein contained and hereinafter made shall have no force and effect unless in writing, signed by the respective officers of each Loan Party signatory hereto (or by Borrowing Agent on their behalf), Agent and each Lender (subject to the provisions of Section 16.2(b) of the Credit Agreement). Neither any Amendment Document, nor any portion or provisions hereof or thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Loan Party acknowledges that it has been advised by counsel in connection with the execution of the Amendment Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of the Amendment Documents.

11. Severability. If any part of any Amendment Document is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof and thereof shall not be invalidated thereby and shall be given effect so far as possible.

12. Submission of Amendment. The submission of the Amendment Documents to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to waive any of their respective rights and remedies under the Credit Agreement or any Other Document, and the Amendment Documents shall have no binding force or effect until all of the conditions to the effectiveness of the Amendment Documents have been satisfied as set forth herein.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	VIANT TECHNOLOGY LLC

	By:	/s/ Larry Madden
Name: Larry Madden
Title: Treasurer and Executive Vice President - Finance

VIANT US LLC

	By:	/s/ Larry Madden
Name: Larry Madden
Title: Treasurer and Executive Vice President - Finance

ADELPHIC LLC

	By:	/s/ Larry Madden
Name: Larry Madden
Title: Treasurer and Executive Vice President - Finance

MYSPACE LLC

	By:	/s/ Larry Madden
Name: Larry Madden
Title: Treasurer and Executive Vice President - Finance

Signature Page to First Amendment to Revolving Credit and Security Agreement and Guaranty

AGENT AND SOLE LENDER	PNC BANK, NATIONAL ASSOCIATION,

	By:	/s/ Albert Sarkis
Name: Albert Sarkis
Title: Senior Vice President

Signature Page to First Amendment to Revolving Credit and Security Agreement and Guaranty